UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2005

GARDENBURGER, INC.

(Exact name of registrant as specified in its charter)

Oregon	0-20330	93-0886359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15615 Alton Parkway, Suite 350, Irvine, CA		92618
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (949) 255-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement.

On August 26, 2005, Robert T. Trebing, Jr., the Senior Vice President, Chief Financial Officer and Secretary of Gardenburger, Inc. (the “Registrant”), was terminated without cause from his employment as Senior Vice President of the Registrant.  In connection therewith, Mr. Trebing will receive severance under his Employment Agreement with the Registrant, as amended, in the amount of (a) Mr. Trebing’s annual base salary payable in full on the termination date and (b) continuation of all health and welfare benefits for Mr. Trebing and his dependents for a period of 12 months following termination at the same or comparable levels of coverage (or, if such benefits are not available, a lump sum sufficient to enable Mr. Trebing to obtain equivalent health and welfare benefits from another source).  Mr. Trebing’s Employment Agreement is filed as Exhibit 10.4 to the Registrant’s Form 10-Q filed August 16, 2004, and the Amendment to Employment Agreement is filed as Exhibit 10.8 to the Registrant’s Form 8-K filed March 30, 2005.

In connection with his termination of employment, Mr. Trebing entered into a Separation Agreement with the Registrant, dated August 26, 2005, pursuant to which Mr. Trebing agreed to release the Registrant from any and all claims of any kind and not to compete with the Company for a period of three years following his termination.  The Separation Agreement is filed as Exhibit 10.1 to this Form 8-K.

As of August 26, 2005, Mr. Trebing and the Registrant entered into a Consulting Agreement (the “Consulting Agreement”), whereby Mr. Trebing will continue to serve as the Chief Financial Officer of the Registrant as a consultant.  The Consulting Agreement provides for a lump sum payment to Mr. Trebing in the amount of $25,500 upon signing of the agreement, and $8,500 every two weeks thereafter.  Pursuant to the Consulting Agreement, Mr. Trebing shall serve as the Chief Financial Officer of the Company and in such capacity shall render financial consulting services and advice to the Company, including, without limitation, serving as the Company’s principal financial officer.  The Consulting Agreement is filed as Exhibit 10.2 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c)                                  Exhibits

Exhibit No.	Description

10.1	Separation Agreement, dated August 26, 2005, by and between Robert T. Trebing, Jr. and Gardenburger, Inc.

10.2	Consulting Agreement, dated August 26, 2005, by and between Robert T. Trebing, Jr. and Gardenburger, Inc.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARDENBURGER, INC.

August 29, 2005	By:	/s/ Scott C. Wallace
Scott C. Wallace
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

10.1	Separation Agreement, dated August 26, 2005, by and between Robert T. Trebing, Jr. and Gardenburger, Inc.

10.2	Consulting Agreement, dated August 26, 2005, by and between Robert T. Trebing, Jr. and Gardenburger, Inc.